EXHIBIT 31.2

   CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 302(a) OF THE SARBANES-OXLEY ACT OF 2002

I, Bo Shan, certify that:

      1.    I have reviewed this Annual Report on Form 10-K of China Organic Agriculture, Inc. for the year ended December 31, 2009;

      2.    Based on my knowledge, this report does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect  to the period covered by this report;

      3.    Based on my knowledge, the financial statements, and other financial  information included in this report, fairly present in all material  respects the financial condition, results of operations and cash  flows of the registrant as of, and for, the periods presented in  this report;

      4.    The registrant's other certifying officer(s) and I are responsible  for establishing and maintaining disclosure controls and procedures  (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and  internal control over financial reporting (as defined in Exchange  Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

            a.    Designed such disclosure controls and procedures, or caused  such disclosure controls and procedures to be designed under  our supervision, to ensure that material information relating  to the registrant, including its consolidated subsidiaries, is  made known to us by others within those entities, particularly  during the period in which this report is being prepared;

            b.    Designed such internal control over financial reporting, or  caused such internal control over financial reporting to be  designed under our supervision, to provide reasonable  assurance regarding the reliability of financial reporting and  the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

            c.    Evaluated the effectiveness of the registrant's disclosure  controls and procedures and presented in this report our  conclusions about the effectiveness of the disclosure controls  and procedures, as of the end of the period covered by this  report based on such evaluation; and

            d.    Disclosed in this report any change in the registrant's  internal control over financial reporting that occurred during  the registrant's most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual report) that  has materially affected, or is reasonably likely to materially  affect, the registrant's internal control over financial  reporting; and

      5.    The registrant's other certifying officer(s) and I have disclosed,  based on our most recent evaluation of internal control over  financial reporting, to the registrant's auditors and the audit  committee of the registrant's board of directors (or persons  performing the equivalent functions):

            a.    All significant deficiencies and material weaknesses in the  design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

            b.    Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: May 13, 2010	/s/ Bo Shan
Bo Shan
Chief Financial Officer
(Principal Financial Officer)